UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2012

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10765	23-2077891
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

UNIVERSAL CORPORATE CENTER

367 SOUTH GULPH ROAD

KING OF PRUSSIA, PENNSYLVANIA 19406

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 16, 2012, Universal Health Services, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders at the Company’s Corporate Center at 367 South Gulph Road, King of Prussia, Pennsylvania.

At the Annual Meeting, the Company’s stockholders voted to elect the following individuals as Class I members of the Board of Directors for three-year terms scheduled to expire at the Company’s 2015 Annual Meeting of Stockholders:

Leatrice Ducat – elected by the Class A and Class C Stockholders

John H. Herrell – elected by the Class A and Class C Stockholders

Marc D. Miller – elected by the Class A and Class C Stockholders

The final voting results were as follows:

Proposal No. 1: Election of Directors:

	Class A and Class C Stockholders
	Leatrice Ducat	John H. Herrell	Marc D. Miller
Votes cast in favor	7,289,708	7,289,708	7,289,708
Votes withheld	0	0	0
Broker non-votes	0	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Services, Inc.

	By:	/s/ Steve Filton
Date: May 17, 2012	Name:	Steve Filton
	Title:	Senior Vice President and Chief Financial Officer